AMENDMENT NUMBER ONE
                                       TO
                                CREDIT AGREEMENT



                  This AMENDMENT NUMBER ONE TO CREDIT AGREEMENT (this "Amendment"), dated as of November ___, 1996, is entered into by and among MOBILE MINI, INC., a Delaware corporation (the "Borrower"), each financial institution a party to the Credit Agreement ("Lenders"), and BT COMMERCIAL
CORPORATION acting as agent for the Lenders (the "Agent"), in light of the following facts:

                                 R E C I T A L S


         (a) The parties hereto have previously entered into that certain Credit Agreement, dated as of March 28, 1996 (the "Agreement").

         (b) The parties hereto desire to amend the Agreement in accordance with the terms of this Amendment.

                                A G R E E M E N T

                  NOW THEREFORE, the parties hereto agree as follows:

                  (i) Defined Terms. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement. In addition Section 1.1 of the Agreement is amended by deleting therefrom the definitions of EBITDA and Consolidated Fixed Charges and substituting therefor the following:

                           EBITDA for a period means the consolidated net income of the Borrower and its Subsidiaries (excluding extraordinary gains, non-cash extraordinary losses, and extraordinary losses arising from prepayments of Indebtedness incurred on or about the Closing Date in connection with the initial funding of the Loans) for the period (a) plus all Interest Expense, income tax expense, depreciation and
         amortization   (including   amortization   of  any  goodwill  or  other
         intangibles) for the period, (b) less gains or plus losses attributable to any fixed asset sales (excluding sales of containers held for lease) in the period and (c) plus or minus any other non-cash charges which have been subtracted or added in calculating consolidated net income.
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                           Consolidated  Fixed  Charges  means  the  sum  of (i)
Interest Expense and (ii) the principal amounts (including the principal portion of rentals payable under capital leases) of all Indebtedness (but excluding repayments of Revolving Loans which do not permanently reduce the Commitments, and excluding
payments  of   Indebtedness   made  from  the  proceeds  of  asset  sales  which
Indebtedness is payable by Borrower due to the sale of assets previously under lease) of the Borrower and its Subsidiaries payable for the applicable period.

         (ii) Conditions Precedent. The effectiveness of this Amendment is subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

                  i. BTCC shall have received this Amendment duly executed by Borrower and Majority Lenders; and

                  ii. BTCC shall have received an affirmation letter duly executed by each guarantor under the Guaranties, indicating the consent by each such guarantor to the execution and delivery by Borrower of this Amendment.

         (iii) Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute buy one and the same Amendment.

         (iv) Reaffirmation of the Agreement. Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect.
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
                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed at Los Angeles, California as of the date first hereinabove written.


                           MOBILE MINI, INC.,
                           a Delaware corporation

                           By: /s/
                              ------------------------------------------
                                    Larry Trachtenberg, Chief Financial Officer



                           BT COMMERCIAL CORPORATION, a Delaware
                           corporation, individually and as Agent

                           By: /s/
                              ------------------------------------------

                           Title:
                                 ---------------------------------------



                           NATIONSBANK OF TEXAS, N.A.

                           By: /s/
                              ------------------------------------------

                           Title:
                                 ---------------------------------------



                           DEUTSCHE FINANCIAL SERVICES CORPORATION

                           By: /s/
                              ------------------------------------------

                           Title:
                                 ---------------------------------------
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